UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2009

ROPER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12273	51-0263969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6901 Professional PKWY. East, Suite 200, Sarasota, Florida	34240
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (941) 556-2601

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Other Exhibits

Exhibit 1.2 contains the form of Underwriting Agreement proposed to be entered into by Roper Industries, Inc. and the underwriters in connection with Roper’s proposed offering of its Common Stock pursuant to its Registration Statement on Form S-3 (File Number 333-152590), and its prospectus supplement and accompanying prospectus for such offering. This exhibit is hereby incorporated by reference into the aforementioned Registration Statement.

(d) Exhibits

Exhibit No.	Description
Exhibit 1.2	Form of Underwriting Agreement (Equity Securities)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Industries, Inc.

Date: December 22, 2009	By:	/S/ DAVID B. LINER
	Name:	David B. Liner
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.2	Form of Underwriting Agreement (Equity Securities)